UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 9, 2012

DEX ONE CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-07155	13-2740040
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1001 Winstead Drive, Cary NC 27513

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (919) 297-1600

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On March 9, 2012, certain subsidiaries of Dex One Corporation (“the Company”) the respective Agent (as defined below), and the respective Lenders (as defined below) under each such subsidiary’s respective Credit Agreement (as defined below) entered into the (i) First Amendment (the “Dex East Amendment”) to the Credit Agreement, dated as of October 24, 2007, as amended and restated as of January 29, 2010 (the “Dex East Credit Agreement”), by and among Dex Media East, Inc., as borrower (“Dex East”), the Company, Dex Media, Inc. (“Dex Media”), the lenders from time to time parties thereto (the “Dex East Lenders”), and JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “East Administrative Agent”), (ii) First Amendment (the “Dex West Amendment”) to the Credit Agreement, dated as of June 6, 2008, as amended and restated as of January 29, 2010 (the “Dex West Credit Agreement”), by and among Dex Media West, Inc., as borrower (“Dex West”), the Company, Dex Media, the lenders from time to time parties thereto (the “Dex West Lenders”), and JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “West Administrative Agent”), and (iii) First Amendment (the “RHDI Amendment,” and together with the Dex East Amendment and the Dex West Amendment, collectively, the “Amendments”) to the Third Amended and Restated Credit Agreement, dated as of January 29, 2010 (the “RHDI Credit Agreement,” and together with the Dex East Credit Agreement and the Dex West Credit Agreement, each a “Credit Agreement” and collectively, the “Credit Agreements”), by and among R.H. Donnelly Inc., as borrower (“RHDI,” and together with Dex East and Dex West, each a “Borrower” and collectively, the “Borrowers”), the Company, the lenders from time to time parties thereto (the “RHDI Lenders,” and collectively with the Dex East Lenders and the Dex West Lenders, the “Lenders”), and Deutsche Bank Trust Company Americas, as administrative agent and collateral agent (in such capacity, the “RHDI Administrative Agent,” and together with the East Administrative Agent and the West Administrative Agent, collectively, the “Agents”).

The material terms of the Amendments include the following:

•

From March 9, 2012 until December 31, 2013, each of Dex East, Dex West, and RHDI, subject to the procedures and conditions set forth in each of their respective Amendments and Credit Agreements, is permitted to repurchase and retire loans below par (each a “Voluntary Prepayment”) utilizing, in any fiscal year, cash up to a maximum of such Borrower’s Portion of Excess Cash Flow for the immediately preceding fiscal year minus the amount of other Designated Excess Cash Expenditures made with such Borrower’s Portion of Excess Cash Flow for the immediately preceding fiscal year (as such terms are defined in each of the respective Credit Agreements) plus an additional $5,000,000 during the term of the respective Credit Agreements for Voluntary Prepayments if (i) no default or event of default has occurred and is continuing; (ii) such Borrower can certify that no financial covenant event of default could reasonably be expected to occur during the immediately succeeding four calendar quarters if such Voluntary Prepayment is not made; (iii) such Borrower has obtained approval of its board of directors for such Voluntary Prepayment; and

(iv) (y) such Borrower and its subsidiaries has unrestricted cash and Permitted Investments (as defined in the Credit Agreements) of at least $10,000,000 and (z) the Borrowers and their subsidiaries have unrestricted cash and Permitted Investments of at least $40,000,000 on a consolidated basis.

•

In connection with any proposed Voluntary Prepayment, each Borrower is required to notify its Lenders that such Borrower desires to prepay its loans below par and provide the aggregate amount of cash to be so expended on such proposed Voluntary Prepayment and the price within a range equal to a percentage of par of the principal amount of loans to be prepaid.

•	Each Voluntary Prepayment shall constitute an optional prepayment of loans under each Credit Agreement.
•

Each Borrower is permitted to make a restricted payment to the Company in an amount equal to one-half of each respective Borrower’s cash savings as a result of the Company’s election to PIK the interest payments on its 12/14% Senior Subordinated Notes due 2017 (the “Senior Subordinated Notes”), which such restricted payment may be used by the Company, within 10 business days of such payment, to effect repurchases of its Senior Subordinated Notes at a price equal to or less than 30% of the principal amount of the Senior Subordinated Notes so repurchased; provided, that no default or event of default is continuing or would result therefrom; provided further, that if such restricted payment is not used to so repurchase Senior Subordinated Notes, such restricted payment must be returned to the respective Borrower within 10 business days of the date thereof.

•

If the repurchase described in the immediately preceding bullet point is effected, concurrently with such repurchase, each Borrower must make a voluntary prepayment at par of the loans outstanding under its respective Credit Agreement in an aggregate amount equal to the amount of such restricted payment.

•

Each Borrower may elect by written notice to its respective Agent to apply certain optional prepayments (excluding Voluntary Prepayments) to specific scheduled installment repayments due in the then-current fiscal year.

•	In connection with the Amendments, the Company made certain representations and warranties to the Agents and the Lenders.

The above summary of the Amendments is qualified in its entirety by reference to the text of each of the Amendments, copies of which are included as Exhibits 10.1, 10.2 and 10.3 to this Current Report on Form 8-K. Such exhibits are incorporated herein by reference.

On March 9, 2012 the Company issued a press release regarding the Credit Agreement Amendments. A copy of this press release is attached as Exhibit 99.1 to this Form 8-K.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Exhibit Description

10.1	First Amendment dated March 9, 2012 to the Credit Agreement, dated as of October 24, 2007, as amended and restated as of January 29, 2010, by and among Dex Media East, Inc., as borrower, the Company, Dex Media, Inc., the lenders from time to time parties thereto, and JPMorgan Chase Bank, N.A., as administrative agent.

10.2	First Amendment dated March 9, 2012 to the Credit Agreement, dated as of June 6, 2008, as amended and restated as of January 29, 2010, by and among Dex Media West, Inc., as borrower, the Company, Dex Media Inc., the lenders from time to time parties thereto, and JPMorgan Chase Bank, N.A., as administrative agent.

10.3	First Amendment dated March 9, 2012 to the Third Amended and Restated Credit Agreement, dated as of January 29, 2010 by and among R.H. Donnelly Inc., as borrower, the Company, the lenders from time to time parties thereto, and Deutsche Bank Trust Company Americas, as administrative agent and collateral agent.

99.1	Press Release of Dex One Corporation dated March 9, 2012.

SIGNATURES

Pursuant to requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DEX ONE CORPORATION

/s/ Mark W. Hianik
Mark W. Hianik Senior Vice President, General Counsel & Corporate Secretary

Date: March 9, 2012

EXHIBIT INDEX

Exhibit No.	Exhibit Description

10.1	First Amendment dated March 9, 2012 to the Credit Agreement, dated as of October 24, 2007, as amended and restated as of January 29, 2010, by and among Dex Media East, Inc., as borrower, the Company, Dex Media, Inc., the lenders from time to time parties thereto, and JPMorgan Chase Bank, N.A., as administrative agent.

10.2	First Amendment dated March 9, 2012 to the Credit Agreement, dated as of June 6, 2008, as amended and restated as of January 29, 2010, by and among Dex Media West, Inc., as borrower, the Company, Dex Media Inc., the lenders from time to time parties thereto, and JPMorgan Chase Bank, N.A., as administrative agent.

10.3	First Amendment dated March 9, 2012 to the Third Amended and Restated Credit Agreement, dated as of January 29, 2010 by and among R.H. Donnelly Inc., as borrower, the Company, the lenders from time to time parties thereto, and Deutsche Bank Trust Company Americas, as administrative agent and collateral agent.

99.1	Press Release of Dex One Corporation dated March 9, 2012.

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